UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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GOAL ACQUISITIONS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOAL ACQUISITIONS CORP.

12600 Hill Country Blvd, Building R, Suite 275

Bee Cave, Texas 78738

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 6, 2026

To the Stockholders of Goal Acquisitions Corp.:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Goal Acquisitions Corp. (the “Company,” “we,” “us” or “our”) to be held at 10:30 a.m. Eastern Time on February 6, 2026 virtually at www.cstproxy.com/goalacquisitions/2026 for the sole purpose of considering and voting upon the following proposals:

1.	To approve an amendment to our amended and restated certificate of incorporation (the “Charter”) to (a) extend the initial period of time by which we have to consummate an initial business combination to July 31, 2027 (the “Extension”), provided that Goal Acquisitions Sponsor LLC (the “Sponsor”) (or its affiliates or designees) has provided to us a notice of such extension one business day prior to February 8, 2026, and (b) make other administrative and technical changes in the Charter in connection with the Extension, in each case, pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment Proposal”); and

2.	To approve an amendment to the Investment Management Trust Agreement, dated February 10, 2021, by and between us and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”) pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement, to change the initial date on which Continental must commence liquidation of trust account established by the Trust Agreement (the “Trust Account”) to the July 31, 2027 (the “Trust Amendment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is more fully described in the accompanying proxy statement.

The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting www.cstproxy.com/goalacquisitions/2026. Please see “Questions and Answers about the Special Meeting—How do I attend the Special Meeting?” for more information.

Our board of directors (the “Board”) has fixed the close of business on January 23, 2026 (the “Record Date”) as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal are to allow us more time to complete an initial business combination. Our initial public offering (the “IPO”) prospectus and Charter provided that we had until 24 months from the closing of our IPO (February 10, 2023) to complete an initial business combination. We previously extended this deadline on multiple occasions, with the latest extension to February 8, 2026. Our Board believes that in order to be able to consummate a business combination, we will need to extend the initial period of time that we have to consummate an initial business combination by amending the Charter pursuant to an amendment (in the form set forth in Annex A of the accompanying proxy statement) as described in the Charter Amendment Proposal (the “Charter Amendment”).

Pursuant to the Charter, holders of shares of our common stock sold in the IPO (such holders, “public stockholders,” and such shares of common stock, the “public shares”) are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Charter Amendment Proposal, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal or whether such public stockholders vote at all at the Special Meeting.

Prior to the IPO, our initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of our common stock which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, there will be no distribution from the Trust Account with respect to the founder shares. In addition, our warrants will expire worthless in the event we wind up.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental at least two business days prior to the Special Meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

The redemption of the public shares held by public stockholders electing to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal will be subject to the Board’s determination there is sufficient assets legally available to effect the redemptions. We expect the Board to make such determination prior to the Special Meeting and therefore after redemption elections have been made in accordance with the procedures described in this proxy statement. Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $11.43, based on the amount held in the Trust Account as of the Record Date. The closing price of our common stock on the Record Date was $11.00. Accordingly, if the market price were to remain the same as it was on the Record Date, public stockholders electing redemption of their public shares in connection with the approval of the Charter Amendment Proposal would receive approximately $0.43 more for each share than if such stockholder sold the redeemed public shares in the open market. We cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will (i) remove from the Trust Account an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of such amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete an initial business combination on or before July 31, 2027. We may therefore need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, our warrants and rights will remain outstanding in accordance with their existing terms.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, the Extension will not be implemented and, in accordance with the Charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the Charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of us and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and our bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal and the Special Meeting. Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

If you have any questions or need assistance voting your shares, please email Raghu Kilambi at rkilambi@kirarv.com.

By Order of the Board of Directors,

Harvey Schiller
Bee Cave, Texas	Harvey Schiller
February 5, 2026	Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposals.

GOAL ACQUISITIONS CORP.

12600 Hill Country Blvd, Building R, Suite 275

Bee Cave, Texas 78738

PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of Goal Acquisitions Corp. (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our special meeting of stockholders (the “Special Meeting”) to be held at 10:30 a.m. Eastern Time on February 6, 2026, virtually, at www.cstproxy.com/goalacquisitions/2026, for the sole purpose of considering and voting upon the following proposal:

1.	To approve an amendment to our amended and restated certificate of incorporation (the “Charter”) to (a) extend the initial period of time by which we have to consummate an initial business combination to July 31, 2027 (the “Extension”), provided that Goal Acquisitions Sponsor LLC (the “Sponsor”) (or its affiliates or designees) has provided to us a notice of such extension one business day prior to February 8, 2026, and (b) make other administrative and technical changes in the Charter in connection with the Extension, in each case, pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment Proposal”); and

2.	To approve an amendment to the Investment Management Trust Agreement, dated February 10, 2021, by and between us and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”) pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement, to change the initial date on which Continental must commence liquidation of trust account established by the Trust Agreement (the “Trust Account”) to the July 31, 2027 (the “Trust Amendment Proposal”).

This proxy statement summarizes information about the Charter Amendment Proposal, the Trust Amendment Proposal and other information you may find useful in determining how to vote.

Our board of directors (the “Board”) has fixed the close of business on January 23, 2026 (the “Record Date”) as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal are to allow us more time to complete an initial business combination. Our initial public offering (the “IPO”) prospectus and Charter provided that we had until 24 months from the closing of our IPO (February 10, 2023) to complete an initial business combination. We previously extended this deadline on multiple occasions, with the latest extension to February 8, 2026. Our Board believes that in order to be able to consummate a business combination, we will need to extend the initial period of time that we have to consummate an initial business combination by amending the Charter pursuant to an amendment (in the form set forth in Annex A of the accompanying proxy statement) as described in the Charter Amendment Proposal (the “Charter Amendment”).

Pursuant to the Charter, holders of shares of our common stock sold in the IPO (such holders, “public stockholders,” and such shares of common stock, the “public shares”) are entitled to elect to have us redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the approval of the Charter Amendment Proposal, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal or whether such public stockholders vote at all at the Special Meeting.

Prior to the IPO, our initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of our common stock which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, there will be no distribution from the Trust Account with respect to the founder shares. In addition, our warrants will expire worthless in the event we wind up.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental at least two business days prior to the Special Meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

The redemption of the public shares held by public stockholders electing to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal will be subject to the Board’s determination there is sufficient assets legally available to effect the redemptions. We expect the Board to make such determination prior to the Special Meeting and therefore after redemption elections have been made in accordance with the procedures described in this proxy statement. Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $11.43, based on the amount held in the Trust Account as of the Record Date. The closing price of our common stock on the Record Date was $11.00. Accordingly, if the market price were to remain the same as it was on the Record Date, public stockholders electing redemption of their public shares in connection with the approval of the Charter Amendment Proposal would receive approximately $0.43 more for each share than if such stockholder sold the redeemed public shares in the open market. We cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will (i) remove from the Trust Account an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of such amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete an initial business combination on or before July 31, 2027 (the “New Termination Date”). We may therefore need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, our warrants and rights will remain outstanding in accordance with their existing terms.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, the Extension will not be implemented and, in accordance with the Charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the Charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The affirmative vote of the holders of at least a majority of all outstanding shares of our common stock entitled to vote thereon at the Special Meeting is required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. As of the Record Date, there were 7,354,213 shares of common stock issued and outstanding, including 67,963 public shares, 6,468,750 founder shares, of which 4,114,750 were held by the Sponsor, 667,500 additional private shares held by the Sponsor and 150,000 shares held by EarlyBird Capital. On the record date, the Sponsor, our directors and executive officers and their affiliates beneficially own and are entitled to vote 7,136,250 shares, which is approximately 97% of our issued and outstanding shares of common stock on the Record Date. Accordingly, we will not need any additional public shares to be voted in favor of the Charter Amendment Proposal and the Trust Amendment Proposal to have them approved.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of us and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

This proxy statement is first being mailed to stockholders on or about February 5, 2026.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to the Company. All statements other than statements of historical facts are forward-looking statements. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements about:

●	our ability to complete an initial business combination;

●	our potential ability to obtain additional financing to complete an initial business combination;

●	the anticipated benefits of an initial business combination; or

●	the volatility of the market price and liquidity of our common stock.

In some cases, you can identify forward-looking statements by terms such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. If one or more of these risks or uncertainties occur, or if the underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance.

The forward-looking statements made in this proxy statement relate only to events or information as of the date on which the statements are made in this proxy statement. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

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RISK FACTORS

You should carefully consider all of the risks described in the reports we file with the Securities and Exchange Commission (the “SEC”) before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition, and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition, and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, we can provide no assurances that an initial business combination will be consummated prior to the New Termination Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, we expect to seek stockholder approval of an initial business combination. We are required to offer public stockholders the opportunity to redeem public shares in connection with the Charter Amendment Proposal, and we will be required to offer public stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension and an initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension or a business combination vote could exacerbate these risks.

Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an “investment company” for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities,

●	each of which may make it difficult to for us to complete an initial business combination.

●	In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

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We do not believe that our current and anticipated principal activities subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be held as cash, or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, Continental is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments or by holding the proceeds as cash, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

However, even if we invest the proceeds in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, we may be deemed to be an investment company. Additionally, in the adopting release for final rules issued on January 24, 2024 by the SEC (the “2024 SPAC Rules”), the SEC provided guidance that the potential status of a special purpose acquisition company (“SPAC”) as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. If we are deemed to be an investment company and subject to registration under, compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our security holders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and applicable non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination.

The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act . The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial business combination, and results of operations.

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We may not be able to complete a business combination if the proposed transaction is subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

In the United States, certain mergers that may affect competition may require certain filings with and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Although the Sponsor has non-U.S. investors and one of its three managing members are non-U.S. persons, we do not believe that a business combination will be subject to CFIUS review due to the foreign ownership of the Sponsor, and thus, the Company. However, changes in U.S. foreign investment laws, increased regulatory scrutiny, or potential government policy shifts could impact future SPAC transactions with foreign ownership structures.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete a business combination may be limited, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. Were we to liquidate the Company, our warrants would expire worthless, and our security holders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

The ability of our public stockholders to exercise redemption rights if the Charter Amendment Proposal are approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposal is approved and the Extension is implemented. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our common stock. As a result, you may be unable to sell your common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares if the Charter Amendment Proposal is approved.

The Sponsor and our directors and officers have interests in the proposals that may conflict with those of other stockholders in recommending that stockholders vote in favor of approval of the proposals.

The Sponsor and our directors and officers have interests in the proposals that may conflict with those of other stockholders in recommending that stockholders vote in favor of approval of the proposals. For example, our initial stockholders have agreed to waive their redemption rights with respect to their founder shares. In addition, they have agreed to waive their right to receive liquidating distributions from the Trust Account with respect to any founder shares they hold if the Company fails to consummate a business combination by the New Termination Date. As a result, the shares and warrants held by the Sponsor will be worthless if the Extension is not approved.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals. You should take these interests into account in deciding whether to vote in favor of the proposals.

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A 1% U.S. federal excise tax may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations made after December 31, 2022. The excise tax would apply with respect to redemptions of shares in connection with a business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”). The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. On April 9, 2024, the U.S. Department of Treasury (the “Treasury Department”) published proposed regulations on the excise tax.

Although the regulations are not final, taxpayers may generally rely upon such proposed regulations until final regulations are issued. The proposed regulations clarify that certain distributions in complete liquidation or pursuant to a resolution or plan of dissolution generally are not repurchases that would be subject to the excise tax. In addition, certain redemptions that occur in the same taxable year as a complete liquidation is completed or in which a dissolution occurs will generally be exempt from such excise tax. However, we offer no assurance that any Redemption Event would qualify for either of these exemptions.

As described below, if the deadline for us to complete a business transaction is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase that occurs in connection with an initial business combination — particularly one that involves our combination with a U.S. entity — may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination), (iii) if we fail to timely consummate a business combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any final regulations and other guidance from the Treasury Department. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a business combination and could affect our ability to complete a business combination.

Our common stock is eligible for quotation on the OTC Expert Market, which may have an unfavorable impact on our stock price and liquidity and our ability to consummate an initial business combination.

Our common stock is eligible for quotation on the Expert Market operated by OTC Markets Group Inc. The Expert Market is not an issuer listing service, market, or exchange. The requirements for quotation on the Expert Market are considerably lower and less regulated than those of an exchange. Because of this, it is possible that fewer brokers or dealers will be interested in making a market in our common stock because the market for such securities is more limited, the stocks are more volatile, and the risk to investors is greater, which may impact the liquidity of our common stock. Even if an active market begins to develop in our common stock, the quotation of our common stock on the Expert Market may result in a less liquid market available for existing and potential stockholders to trade common stock and could depress the trading price of our common stock. If an active market is never developed for our common stock, it will be difficult or impossible for you to sell any common stock you purchase. Furthermore, we believe that the quotation of our common stock on the Expert Market, as opposed to a national securities exchange, may make the Company less attractive to business combination targets.

We have failed to timely file certain periodic reports with the SEC. Our failure to timely file required reports may adversely impact our ability to complete a business combination and could result in SEC enforcement actions or stockholder lawsuits.

We have not filed our Annual Reports on Form 10-K for the fiscal year ended December 31, 2024, nor have we filed any Quarterly Reports on Form 10-Q during 2025. Additionally, we did not file Forms 12b-25 regarding the late filings of certain Form 10-Qs in 2025. As a result, we are currently not in compliance with our SEC periodic reporting requirements under Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The primary reason for our failure to file these reports is due to a lack of funding. We will require additional funding, including potential loans from the Sponsor, to complete the preparation and filing of these delinquent reports. Although we are in discussions with the Sponsor and certain third-parties to obtain financing, there is no assurance that we will be able to secure such financing on acceptable terms or at all. If we do not obtain additional funding, we will not be able to file our delinquent 2025 reports and we will also not be able to file our periodic reports in 2026. We do not anticipate filing any periodic reports in 2026 until we obtain additional funding and file all delinquent reports for 2025.

We do not believe that we will be able to complete an initial business combination until all delinquent reports are filed, as we anticipate that any potential business combination targets will require us to be in compliance with our reporting obligations under the Exchange Act. Accordingly, we believe that completing these delinquent filings will delay the closing of an initial business combination, thereby increasing the risk of liquidation and the return of funds held in our Trust Account to public stockholders.

Our failure to timely file periodic reports with the SEC could also subject us to enforcement action by the SEC and stockholder lawsuits and could eventually result in the revocation or suspension of the registration of our securities under the Exchange Act and/or regulatory sanctions from the SEC, any of which could have a material adverse impact on our operations and your investment in our common stock. Additionally, our failure to file our periodic reports has resulted in investors not receiving adequate information regarding the Company with which to make investment decisions. As a result, investors may not have access to current or timely financial information about the Company.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the Charter Proposal to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to stockholders. Stockholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the Charter Proposal and the voting procedures for the Special Meeting.

Q:	Why am I receiving this proxy statement?

A:	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting of stockholders to be held on February 6, 2026 at 10 a.m., Eastern Time, by virtual attendance. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. In February 2021, we consummated our IPO of 26,250,000 units, at a price of $10.00 per unit, generating gross proceeds of $258,750,000. In February 2021, we also consummated a private placement with the Sponsor and issued 667,500 units, at a price of $10.00 per unit, generating proceeds of $6,675,000. Each private unit issued to the Sponsor consists of one share of common stock, or “private shares,” and one warrant, or “private warrants.”

Like most blank check companies, the Charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying initial business combination is consummated on or before a certain date. We previously extended this deadline on multiple occasions, with the latest extension to February 8, 2026. The Board believes that it is in the best interests of our stockholders to continue our existence until the New Termination Date in order to allow us to complete an initial business combination. Accordingly, the Board intends to submit the Charter Amendment Proposal and the Trust Amendment Proposal to the stockholders for their consideration and vote at the Special Meeting.

Q:	Does the Board recommend voting for the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	Yes. After careful consideration of the terms and conditions of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of the Company and its stockholders. The Board recommends that you vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	Our board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete such business combination until the New Termination Date. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider extending the period to complete an initial business combination, and thereby our corporate existence, until the New Termination Date, particularly as we are also affording stockholders who wish to have their public shares redeemed for cash as originally contemplated the opportunity to do so. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Amendment is implemented and you have not elected to redeem your public shares in connection with such approval, you will retain the right to redeem your public shares for a pro rata portion of the Trust Account in the event that a business combination is approved and completed or we have not consummated an initial business combination by the New Termination Date.

Q:	What interests do our directors and officers have in the approval of the proposals?

A:	Our directors, officers and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of shares and warrants that will become worthless if the proposals are not approved and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1—The Charter Amendment Proposal—Interests of the Company’s Directors and Officers.”

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Q:	How do the Company’s insiders intend to vote their shares?

A:	All of our directors, executive officers and their respective affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

On the record date, the Sponsor, our directors and executive officers and their affiliates beneficially own and are entitled to vote 7,136,250 shares, which is approximately 97% of our issued and outstanding shares of common stock on the Record Date. Accordingly, we will not need any additional public shares to be voted in favor of the Charter Amendment Proposal and the Trust Amendment Proposal to have them approved.

Q:	What vote is required to adopt the proposals?

A:	For all matters described in this proxy statement, a holder of a share of common stock outstanding on the record date for the Special Meeting is entitled to one vote per share.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the Record Date. Abstentions will be counted in connection with the determination of whether a valid quorum is established at the Special Meeting, but will have the same effect as “AGAINST” votes.

Q:	What if I don’t want to vote for the proposals? Do I have appraisal rights?

A:	If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against them. Stockholders do not have appraisal rights in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Q:	How do I have my shares of common stock redeemed?

A:	Each public stockholder may elect to have such stockholder’s public shares redeemed for such stockholder’s pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes (less up to $100,000 that may be used by us to pay dissolution expenses), in connection with the approval of the Charter Amendment Proposal.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemptions (spacredemptions@continentalstock.com) at least two business days prior to the Special Meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Special Meeting will not be redeemed in connection with the approval of the Charter Amendment Proposal. In the event that a public stockholder tenders its public shares for redemption and decides prior to the Special Meeting that it does not want to have such public stockholder’s public shares redeemed, such public stockholder may withdraw the tender. If you deliver your shares for redemption to our transfer agent and decide prior to the Special Meeting not to have your public shares redeemed, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q:	Would I still be able to exercise my redemption rights in connection with a vote on a business combination if I vote against the Charter Amendment Proposal and/or the Trust Amendment Proposal?

A:	Unless you elect to redeem all of your public shares in connection with the approval of the Charter Amendment Proposal and such shares are redeemed as described in this proxy statement, you will be able to vote on any proposed initial business combination when it is submitted to stockholders. If you disagree with such proposed initial business combination, you will retain your right to elect to have your public shares redeemed upon consummation of such initial business combination, subject to any limitations set forth in the Charter.

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Q:	Will you seek any further extensions to consummate an initial business combination?

A:	We may seek further extensions to consummate an initial business combination in the future.

Q:	What happens if the Charter Amendment Proposal is not approved?

A:	If the If the Charter Amendment Proposal and Trust Amendment Proposal are not approved, the Extension will not be implemented and, in accordance with our Charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the Charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable laws, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

Q:	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will continue to attempt to consummate an initial business combination until the New Termination Date. The Company will remain a reporting company under the Exchange Act, subject to the filing of certain delinquent reports, and its units, common stock and warrants will remain publicly traded until the New Termination Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares will reduce the amount remaining in the Trust Account and increase the percentage of shares held by the Sponsor and our officers, directors and their affiliates.

Q:	How do I attend the Special Meeting?

A:	The Special Meeting will be a virtual meeting. Any stockholder wishing to attend the Special Meeting must register in advance. To register for and attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

Record Owners. If you are a record holder and you wish to attend the Special Meeting, go to www.cstproxy.com/goalacquisitions/2026 and enter the control number you received on your proxy card or notice of the Special Meeting. You will need to log back into the meeting site using your control number immediately prior to the start of the Special Meeting. You must register before the Special Meeting starts.

Beneficial Owners. If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing. If you would like to join the Special Meeting and neither vote nor ask any questions, you can join as a guest.

Q:	What is the quorum requirement?

A:	A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares of outstanding common stock on the Record Date are represented by stockholders present at the Special Meeting (including virtually) or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the Special Meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Special Meeting may adjourn the Special Meeting to another date.

Because the Sponsor, our directors and executive officers and their affiliates beneficially own and are entitled to vote approximately 97% of our issued and outstanding shares of common stock on the Record Date, a quorum will be met even if no public shares are represented at the Special Meeting.

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Q:	Who can vote at the Special Meeting?

A:	Only holders of record of our common stock at the close of business on the Record Date are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the Record Date, there were 7,354,213 shares of common stock issued and outstanding and entitled to vote at the Special Meeting.

Record Owners. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owners. If on the Record Date your shares were held not in your name but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I vote?

A:	Record Owners. If you are a holder of record of our common stock, you may vote by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

Beneficial Owners. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, as well as abstentions and broker non-votes. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the Record Date. Abstentions and broker non-votes will have the same effect as votes against the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of The New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Both proposals are non-routine proposals. Accordingly, your broker, bank, or nominee may not vote your shares unless you provide voting instructions.

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Q:	How do I change my vote?

A:	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Raghu Kilambi at rkilambi@kirarv.com. If you are a beneficial owner, you may vote by submitting new voting instructions to your broker, bank or nominee, or by obtaining a legal proxy prior to the Special Meeting and attending the Special Meeting and voting.

Q:	Who is paying for this proxy solicitation?

A:	We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please vote proxy card and voting instruction form that you receive in order to cast a vote with respect to all of your shares.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact Raghu Kilambi at rkilambi@kirarv.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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THE SPECIAL MEETING

This proxy statement is being provided to stockholders as part of a solicitation of proxies by the board of directors for use at the Special Meeting and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposal on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about February 5, 2026 to all stockholders of record as of January 23, 2026, the Record Date for the Special Meeting. Stockholders of record who owned common stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of the Special Meeting

The Special Meeting will be held at 10:30 a.m. Eastern Time on February 6, 2026, virtually at www.cstproxy.com/goalacquisitions/2026.

The Proposals

At the Special Meeting, stockholders of the Company will consider and vote on the Charter Amendment Proposal and the Trust Amendment Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our common stock at the close of business on January 23, 2026, the Record Date. At the close of business on the Record Date, there were 7,354,213 shares of common stock issued and outstanding, each of which entitles its holder to cast one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted.

Recommendation of the Board

Our board of directors unanimously recommends that you vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares of outstanding common stock on the Record Date are represented by stockholders present at the Special Meeting (including virtually) or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the Special Meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Special Meeting may adjourn the Special Meeting to another date. Because the Sponsor, our directors and executive officers and their affiliates beneficially own and are entitled to vote approximately 97% of our issued and outstanding shares of common stock on the Record Date, a quorum will be met even if no public shares are represented at the Special Meeting.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the Record Date. The Sponsor, our directors and executive officers and their affiliates are expected to vote any shares of common stock over which they have voting control in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. Accordingly, we would not need any additional public shares to be voted in favor of the Charter Amendment Proposal and the Trust Amendment Proposal to have them approved.

Voting Your Shares

Stockholders of Record

If you are a stockholder of record, you may vote by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. By signing the proxy card and returning it to us, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to vote by proxy even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please vote all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board of directors.

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Beneficial Owners

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Revoking Your Proxy

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Raghu Kilambi at rkilambi@kirarv.com. If you are a beneficial owner, you may vote by submitting new voting instructions to your broker, bank or nominee, or by obtaining a legal proxy prior to the Special Meeting and attending the Special Meeting and voting

Attending the Special Meeting

The Special Meeting will be a virtual meeting. Any stockholder wishing to attend the Special Meeting must register in advance. To register for and attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

Stockholders of Record

If you are a record holder and you wish to attend the Special Meeting, go to www.cstproxy.com/goalacquisitions/2026 and enter the control number you received on your proxy card or notice of the Special Meeting. You will need to log back into the meeting site using your control number immediately prior to the start of the Special Meeting. You must register before the Special Meeting starts.

Beneficial Owners

If you hold your shares in “street name” and plan to vote at the Special Meeting you will need to have a legal proxy from the broker, bank or other nominee. A copy of the legal proxy will need to be emailed to proxy@continentalstock.com along with your full name, phone number and request for a control number at least 72 hours prior to the Special Meeting for processing. If you would like to join the Special Meeting and neither vote nor ask any questions, you can join as a guest.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Appraisal Rights

There are no appraisal rights available to stockholders in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Proxy Solicitation Costs

The costs and expenses of soliciting the proxy accompanying this proxy statement from stockholders will be borne by us. Our employees, officers and directors may solicit proxies in person, by telephone or by electronic communication. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. We may engage the services of proxy solicitors to assist us in the distribution of proxy materials and the solicitation of votes, for which we will pay customary fees plus reasonable out-of-pocket expenses. In addition, we may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of our shares.

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PROPOSAL NO. 1 – THE CHARTER AMENDMENT PROPOSAL

Overview

We are a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. In February 2021, we consummated the IPO from which we derived gross proceeds of $258,750,000. Like most blank check companies, the Charter provides for the return of the IPO proceeds held in trust to the public stockholders if no qualifying initial business combination is consummated on or before a certain date. We previously extended this deadline on multiple occasions, with the latest extension to February 8, 2026.

We are seeking stockholder approval to amend the Charter to extend the date by which the Company has to consummate an initial business combination to the New Termination Date, July 31, 2027. A copy of the proposed certificate of amendment to effectuate the Extension is attached to this proxy statement as Annex A.

Reasons for the Charter Amendment Proposal

We believe that the Extension is essential to fulfill the investment purpose that stockholders entrusted to us at the time of our IPO. Our Board believes that without such Extension, we would be unable to pursue our primary business objective of completing a business combination where we can add significant value, thereby potentially diminishing stockholder value. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider another extension. We believe that the proposed extension period is sufficient to complete the necessary activities to secure and finalize a business combination that meets our strategic and financial criteria. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

If the Charter Amendment Proposal is not Approved

If the Charter Amendment Proposal is not approved, the Extension will not be implemented and, in accordance with our Charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption the Charter provides will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable laws, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Charter Amendment Proposal is Approved

If the Charter Amendment Proposal is approved, we will file the certificate of amendment, in the form attached as Annex A hereto, with the Delaware Secretary of State’s Office. The Company intends to continue to attempt to consummate an initial business combination until the New Termination Date. The Company will remain a reporting company under the Exchange Act, subject to the filing of certain delinquent reports, and its units, common stock and warrants will remain publicly traded during the extension period.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or if we have not consummated an initial business combination by the New Termination Date.

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If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of an amount equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares will reduce the amount remaining in the Trust Account and increase the percentage of shares held by the Sponsor and our officers, directors and their affiliates. We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved and the Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $777,099.65 that was in the Trust Account as of the Record Date.

Redemption Rights

Each public stockholder may elect to have such stockholder’s public shares redeemed for such stockholder’s pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our taxes (less up to $100,000 that may be used by us to pay dissolution expenses), in connection with the approval of the Charter Amendment Proposal.

As of the date of this proxy statement, after taking into account anticipated taxes payable but not paid by such date, this would amount to approximately $11.43 per share (which is expected to be approximately the same amount as of two business days prior to the Special Meeting). The closing price of our common stock on the Record Date was $11.00. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.43 per share more than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the Trust Account on such date. Additionally, we cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

Public stockholders desiring to elect to have us redeem their public shares in connection with the approval of the Charter Amendment Proposal must tender their shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemptions (spacredemptions@continentalstock.com) at least two business days prior to the Special Meeting. Public shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your public shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Special Meeting will not be redeemed in connection with the approval of the Charter Amendment Proposal. In the event that a public stockholder tenders its public shares for redemption and decides prior to the Special Meeting that it does not want to have such public stockholder’s public shares redeemed, such public stockholder may withdraw the tender. If you deliver your shares for redemption to our transfer agent and decide prior to the Special Meeting not to have your public shares redeemed, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your shares to our transfer agent two business days prior to the Special Meeting. If the Charter Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Charter.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our executive officers and members of our board of directors have interests that may be different from or in addition to your interests as a stockholder. These interests include, among other things:

●	if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, the 6,468,750 founder shares held by our officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 667,500 private shares and private warrants that were acquired simultaneously with the IPO by the Sponsor for an aggregate purchase price of $6,675,000;

●	all rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination, but if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

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●	our officers, directors and their affiliates have advanced certain funds to the Company, and if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and a business combination is not consummated, such advances will not be repaid; and

●	our officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations, and if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the Trust Account.

Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented and we consummate an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Certain Material U.S. Federal Income Tax Considerations

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors, the Sponsor or our directors and officers, subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, investors that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code, controlled foreign corporations, passive foreign investment companies, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, and investors that actually or constructively own 5 percent or more of the common stock of the Company, all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment (rather than distribution treatment) will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to an initial business combination, the common stock may not be treated as voting stock for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “—Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

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Taxation of Distributions

If the redemption does not qualify as a sale of common stock under Section 302 of the Code, the U.S. Holder will be treated as receiving a corporate distribution. In general, any corporate distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “—Gain or Loss on a Redemption of Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non- corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership or an entity or arrangement treated as partnership for United States federal income tax purposes) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “—U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder generally will be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder generally will be subject to a 30% tax (or lower rate as may be specified by an applicable income tax treaty) on the individual’s net capital gain for the year, which may be offset by U.S. source capital losses of the Non-U.S. Holder if the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock (we do not believe we are or have been a U.S. real property holding corporation).

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Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a corporate distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “—Gain or Loss on a Redemption of Common Stock Treated as a Sale.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

Payments in redemption of our common stock may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

FATCA Withholding Taxes

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the Foreign Account Tax Compliance Act or “FATCA”) impose withholding of 30% on payments of dividends on and, subject to the proposed Treasury Regulations discussed below, proceeds from sales or other dispositions (including redemptions) of shares of, our common stock paid to “foreign financial institutions” (which is broadly defined for this purpose and includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Similarly, dividends and, subject to the proposed Treasury Regulations discussed below, proceeds from sales or other dispositions (including redemptions) in respect of our common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exceptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of the Treasury. The U.S. Department of the Treasury has proposed regulations that eliminate the federal withholding tax of 30% applicable to the gross proceeds of a sale or other disposition (including redemptions) of our common stock. Withholding agents may rely on the proposed Treasury Regulations until final regulations are issued. Prospective investors should consult their own tax advisor regarding the effects of FATCA on their investment in our securities.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposal.

Required Vote

Approval of the Charter Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the Record Date. The Sponsor, our directors and executive officers and their affiliates beneficially own approximately 97% of our issued and outstanding common stock as of the Record Date. The holders of these shares are expected to vote any shares of common stock over which they have voting control in favor of the Charter Amendment Proposal. Accordingly, we would not need any additional public shares to be voted in favor of the Charter Amendment Proposal to have it approved.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

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PROPOSAL NO. 2 – THE TRUST AMENDMENT PROPOSAL

Overview

Upon the closing of the IPO, $258,750,000 of the net proceeds were placed in the Trust Account with Continental acting as trustee, and invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of an initial business combination and (ii) the distribution of the Trust Account.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental agrees to commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date which is the later of (1) 24 months from the closing of the IPO and (2) such later date as may be approved by our stockholders in accordance with the Charter if an instruction letter pursuant to the foregoing clause (x) has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be changed, amended or modified, without the affirmative vote of at least a majority of our then outstanding common stock, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the New Termination Date and such later date as may be approved by our stockholders in accordance with the Charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that we would be able to complete an initial business combination before February 6, 2026, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and our stockholders.

If the Trust Amendment Proposal is not Approved

If the Trust Amendment Proposal is not approved, the Extension will not be implemented and, as contemplated by and in accordance with the Trust Agreement, Continental has agreed that it will commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with our inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date that is the later of February 6, 2026 and such later date as may be approved by our stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

Interests of the Company’s Directors and Officers

Please see “Proposal No. 1 – The Charter Amendment Proposal—Interests of the Company’s Directors and Officers” for a description of the interests of the Company’s directors and officers in the Trust Amendment Proposal.

Required Vote

Approval of the Trust Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the Record Date. The Sponsor, our directors and executive officers and their affiliates beneficially own approximately 97% of our issued and outstanding common stock as of the Record Date. The holders of these shares are expected to vote any shares of common stock over which they have voting control in favor of the Trust Amendment Proposal. Accordingly, we would not need any additional public shares to be voted in favor of the Trust Amendment Proposal to have it approved.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date by (i) each of our executive officers and directors; (ii) all of our executive officers and directors as a group; and (iii) each person who is known by us to beneficially own more than 5% of our common stock. Unless otherwise specified, the address of each of the persons set forth below is c/o the Company, 12600 Hill Country Blvd Building R, Suite 275, Bee Cave, Texas 78738.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Harvey Schiller, Chief Executive Officer(3)	Common Stock	560,000	7.61%
William T. Duffy, Chief Financial Officer(3)	Common Stock	250,000	3.40%
David Falk, Director(3)	Common Stock	150,000	2.04%
Donna Orender, Director(3)	Common Stock	50,000	*
Kenneth L. Shropshire, Director(3)	Common Stock	75,000	1.02%
All executive officers and directors (4 persons)	Common Stock	1,085,000	14.75%
Goal Acquisitions Sponsor LLC(4)	Common Stock	5,449,750	67.94%

* Less than 1%

(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of the date set forth above are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

(2)	Based on 7,354,213 shares of common stock issued and outstanding as of the Record Date.

(3)	Does not include any securities held by Goal Acquisitions Sponsor, LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(4)	Includes 4,782,250 shares of common stock and warrants to purchase and 667,500 shares of common stock. Alex Greystoke, Raghu Kilambi and William T. Duffy comprise the board of managers of the Sponsor. Voting and dispositive decisions for the Sponsor requires a majority vote of the managers of the board of managers. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of the Sponsor’s managers, none of the managers of the Sponsor is deemed to be a beneficial owner of the Sponsor’s securities, even those in which such manager holds a pecuniary interest.

The Company does not currently have any arrangements which if consummated may result in a change of control of the Company.

20

FUTURE STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we intend to hold a special meeting of stockholders for the purpose of approving a proposed business combination and related matters, including the election of directors of the post-combination company. Accordingly, our next annual meeting of stockholders would be held at a future date to be determined by the post-combination company. We expect that we would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for our next annual meeting following the completion of an initial business combination.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to our corporate secretary at our principal executive offices not later the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow the instructions described below.

If the shares are registered in the name of the stockholder, the stockholder should contact us by calling or writing us at the address set forth below under “Where You Can Find More Information.” If a broker, bank or nominee holds the shares, the stockholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Our public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of our filings with the SEC (excluding exhibits) at no cost by contacting us at the address and/or telephone number below.

If you would like additional copies of this proxy statement or our other filings with the SEC (excluding exhibits) or if you have questions about the proposals, you should contact us at the following address and e-mail address:

Goal Acquisitions Corp.

12600 Hill Country Blvd, Building R, Suite 275

Bee Cave, Texas 78738

Attention: Raghu Kilambi
Email: rkilambi@kirarv.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a stockholder and would like to request documents, please do so by February 5, 2026, one business day prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from us, such documents will be mailed to you by first class mail or another equally prompt means.

21

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

GOAL ACQUISITIONS CORP.

Goal Acquisitions Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. The name of the Corporation is Goal Acquisitions Corp.

2. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting provision (F) of Article 6 thereof in its entirety and inserting the following in lieu thereof:

“In the event that the Corporation has not completed an initial Business Combination by 24 months after the consummation of the IPO and in accordance with any previous extension, the Board may extend the period of time to consummate an initial Business Combination to July 31, 2027 (the “Termination Date”). In the event that the Corporation does not consummate a Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, less any interest for any income or other taxes payable (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law.”

3. That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Executed this ___ day of ______________, 2026.

By:	/s/: Harvey Schiller
Name:	Harvey Schiller
Title:	Chief Executive Officer

A-1

ANNEX B

AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment to Investment Management Trust Agreement (this “Amendment Agreement”) is entered into effective as of ____________, 2026 (the “Effective Date”) by and between Goal Acquisitions Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement made effective as of February 10, 2021 (the “Trust Agreement”);

WHEREAS, capitalized terms contained in this Amendment Agreement without definition shall have the meanings ascribed to such terms in the Trust Agreement;

WHEREAS, the Board of Directors of the Company has approved and declared the advisability of certain amendments to the Charter with respect to the extension of the time within which the Company must complete an initial Business Combination, which amendments have been submitted to the stockholders of the Company for their consideration and vote, together with this Amendment Agreement, at a special of the stockholders of the Company held on or about the Effective Date (the “Special Meeting”);

WHEREAS, Section 7(d) of the Trust Agreement provides that the Trust Agreement may only be changed, amended or modified pursuant to Section 7(d) thereof (e.g., by a writing signed by each of the parties to the Trust Agreement) with the Consent of the Stockholders, which is defined in Section 7(d) of the Trust Agreement, as relevant to the Special Meeting, to mean “receipt by the Trustee of a certificate from the inspector of elections of the Special Meeting certifying that the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the Delaware General Corporation Law, as amended (or any successor rule), who hold fifty percent (50%) or more of all then outstanding shares of the common stock, par value $0.0001 per share, of the Company, voting together as a single class, have voted in favor of such change, amendment or modification…” (such certificate, the “Requisite Vote Certificate”);

WHEREAS, the Trustee has received the Requisite Vote Certificate with respect to the Consent of the Stockholders to this Amendment Agreement; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided in this Amendment Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendment to the Trust Agreement. Effective as of the Effective Date, Section 1(j) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“Upon receipt of a letter (an “Amendment Notification Letter”) in the form of Exhibit C, signed on behalf of the Company by an authorized officer, extends the date by which it will distribute to Public Stockholders who exercised their conversion rights in connection with an amendment to Article Sixth of the Company’s Amended and Restated Certificate of Incorporation (an “Amendment”) an amount equal to the pro rata share of the Property relating to the common stock for which such Public Stockholders have exercised conversion rights in connection with such Amendment.”

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4. References. All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to February 10, 2021.

B-1

5. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes under this Amendment Agreement. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AMENDMENT AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Amendment Agreement may be executed in several original or electronic transmission or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

7. Other Miscellaneous Terms. The provisions of Sections 7(e), 6(f) and 6(g) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives effective as of the Effective Date.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY,

as Trustee

By:
Name:
Title:

GOAL ACQUISITIONS CORP.

By:
Name:
Title:

B-2

EXHIBIT C

Goal Acquisitions Corp.

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account No. [  ] – Amendment Notification Letter

Dear Mr. Wolf and Ms. Gonzalez:

Reference is made to the Investment Management Trust Agreement between Goal Acquisitions Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of February 10, 2021 (the “Trust Agreement”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Pursuant to Section 1(j) of the Trust Agreement, this is to advise you that the Company has sought an Amendment. Accordingly, in accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate a sufficient portion of the Trust Account and to transfer $[  ] of the total proceeds of the Trust to the Trust Account at J.P. Morgan Chase Bank, N.A. to await distribution to the Public Stockholders that have requested conversion of their shares in connection with such Amendment. The remaining funds shall be reinvested by you as previously instructed.

Very truly yours,

Goal Acquisitions Corp.

By:
Name:
Title:

cc:	EarlyBirdCapital, Inc.

B-3

FOR THE SPECIAL MEETING OF

STOCKHOLDERS OF GOAL

ACQUISITIONS CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harvey Schiller and Bill Duffy (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Goal Acquisitions Corp. (“GOAL” or the “Company”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of stockholders of the Company, to be held on February 6, 2026 at 10 a.m. Eastern Time, virtually over the internet at https://www.cstproxy.com/goalacquisitions/2026 (the “Special Meeting”), and at any adjournments and/or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of stockholders to be held on February 6 2026. This notice of Special Meeting of stockholders and accompanying Proxy Statement are available at: https://www.cstproxy.com/ goalacquisitions/2026.

Please mark vote as indicated in this example	☒

GOAL ACQUISITIONS CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

	FOR	AGAINST	ABSTAIN
Proposal No. 1 – The Charter Amendment Proposal – a proposal to amend our amended and restated certificate of incorporation (the “Charter”) to (a) extend the initial period of time by which we have to consummate an initial business combination to July 31, 2027 (the “New Termination Date”), provided that Goal Acquisitions Sponsor LLC (the “Sponsor”) (or its affiliates or designees) has provided to us a notice of such extension one business day prior to February 8, 2026 and (b) make other administrative and technical changes in the Charter in connection with the New Termination Date, in each case, pursuant to an amendment in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment Proposal”);	☐	☐	☐

Proposal No. 2 – The Trust Amendment Proposal – a proposal to amend the Investment Management Trust Agreement, dated February 10, 2021, by and between us and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”) pursuant to an amendment in the form set forth in Annex B of the accompanying proxy statement, to change the initial date on which Continental must commence liquidation of trust account established by the Trust Agreement (the “Trust Account”) to the New Termination Date (the “Trust Amendment Proposal”);	☐	☐	☐